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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   July 15, 1999
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                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

      (As Servicer on behalf of CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY
                        CHASE MASTER CREDIT CARD TRUST))

   Laws of the United States               33-81786                       51-0269396
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(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification
incorporation or organization)                                              Number)

201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)

                  302/594-4117
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Registrant's telephone number, including area code

                                       N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing corrected Exhibits 99.02 and 99.04 which shall replace Exhibits 99.02 and
99.04 as originally filed with this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              The following exhibits are filed as a part of this report:

              (99.01) Series 1994-5 Monthly Certificateholders' Statement

              (99.02) Series 1994-5 Monthly Statement To Certificateholders

              (99.03) Series 1995-1 Monthly Certificateholders' Statement

              (99.04) Series 1995-1 Monthly Statement To Certificateholders

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FIRST USA BANK, NATIONAL ASSOCIATION
                                 As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                                 By: /s/ Tracie H. Klein
                                     -------------------------------------------
                                     Name:  Tracie H. Klein
                                     Title: First Vice President


Date:  February 29, 2000
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                                  Exhibit Index

Exhibit No.                   Description                                   Page

99.01*        Series 1994-5 Monthly Certificateholders' Statement

99.02         Series 1994-5 Monthly Statement to Certificateholders

99.03*        Series 1995-1 Monthly Certificateholders' Statement

99.04         Series 1995-1 Monthly Statement to Certificateholders

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* Previously filed